SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 MARCH 31, 2003
                                (Date of Report)

                                DECEMBER 17, 2002
                        (Date of Earliest Event Reported)

                              AIMS WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in its Charter)

            NEVADA                  333-86711        87-0567854
      (State or other            (IRS Employer   Commission File Number
 jurisdiction of incorporation)     I.D. No.)


                             10400 EATON PLACE #450
                                FAIRFAX, VA 22030
                    (Address of Principal Executive Offices)

                                  703-621-3875
                         (Registrant's Telephone Number)

                                 ETG CORPORATION
                              1911G WEST 40 HIGHWAY
                             BLUE SPRINGS, MO 64015
          (Former Name or Former Address if changed Since Last Report)

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

FINANCIAL  STATEMENTS:

(a)     Audited  Financial  Statements:

     (1) AIMS Worldwide, Inc. (Formerly Accurate Integrated Marketing Solutions Worldwide, Inc.)

     (2)  AIMS  Worldwide,  Inc.  (Formerly  ETG  Corporation)

(b)     Unaudited  Pro  Forma  Financial  Information


EXHIBITS:

EXHIBIT NUMBER  TITLE                                                           LOCATION

          99.0    Certification of Chief Executive Officer Pursuant to Section  Attached
                 906 of the Sarbanes-Oxley Act of 2002

          99.1    Certification of Chief Financial Officer Pursuant to Section  Attached
                906 of the Sarbanes-Oxley Act of 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AIMS  WORLDWIDE,  INC.


Date:  March  31,  2003            /s/Gerald  Garcia
                                   -------------------------
                                   Gerald  Garcia
                                   Chief  Executive  Officer




Date:  March  31,  2003            /s/Patrick  J.  Summers
                                   -------------------------
                                   Patrick  J.  Summers
                                   Chief  Financial  Officer

     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald Garcia, the Chief Executive Officer of AIMS Worldwide, Inc. (the "Company"), certify that:

1.  I  have  reviewed  this  current  report  on  Form  8-K  of  the  Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


March  31,  2003                   /s/Gerald  Garcia
                                   ------------------------
                                   Gerald  Garcia
                                   Chief  Executive  Officer

     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick J. Summers, the Chief Financial Officer of AIMS Worldwide, Inc. (the "Company"), certify that:

1.  I  have  reviewed  this  current  report  on  Form  8-K  of  the  Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

     c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


March  31,  2003                   /s/Patrick  J.  Summers
                                   -------------------------
                                   Patrick  J.  Summers
                                   Chief  Financial  Officer


                                          AIMS WORLDWIDE INC.
                      INDEX TO FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA


                                                                                              Page
PART (a)(1)  AUDITED FINANCIAL STATEMENTS OF AIMS WORLDWIDE, INC.
             (FORMERLY ACCURATE INTEGRATED MARKETING SOLUTIONS WORLDWIDE, INC.)

             Independent Auditor's Report                                                      F-2

             Balance sheet at December 31, 2002                                                F-3

             Statement of operations, for the year ended December 31, 2002                     F-4

             Statement of members' capital/shareholders' deficit for the year ended December
             31, 2002                                                                          F-5

             Statement of cash flows for the year ended December 31, 2002                      F-6

             Notes to  financial statements                                                    F-7

PART (a)(2)  AUDITED FINANCIAL STATEMENTS OF AIMS WORLDWIDE, INC.
             (FORMERLY ETG CORPORATION)

             Independent Auditor's Report                                                      F-11

             Balance sheet at December 19, 2002                                                F-12

             Statement  of operations for the period from January 1, 2002 through
             December 19, 2002 and the year ended December 31, 2001                            F-13

             Statement of shareholders' equity for the period from January 1, 2002 through
             December 19, 2002 and the year ended December 31, 2001                            F-14

             Statement  of cash flows for the period from January 1, 2002 through
             December 19, 2002 and the year ended December 31, 2001                            F-15

             Notes to financial statements                                                     F-16

PART (b). .  UNAUDITED PRO FORMA FINANCIAL INFORMATION

             Introduction to Pro Forma Condensed Combined Statement of Operations              F-20

             Pro Forma Condensed Combined Statement of Operations                              F-21

             Notes to Pro Forma Condensed Combined Statement of Operations                     F-22

To  the  Board  of  Directors  and  Shareholders
AIMS  Worldwide,  Inc.
(Formerly  Accurate  Integrated  Marketing  Solutions  Worldwide,  Inc.)


INDEPENDENT  AUDITORS'  REPORT

We have audited the accompanying balance sheet of AIMS Worldwide, Inc. (a development stage company) (the "Company) as of December 31, 2002, and the related statements of operations, members' capital/shareholders' deficit, and cash flows for the year ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIMS Worldwide, Inc as of December 31, 2002, and the results of its operations and its cash flows for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency at December 31, 2002 that raises substantial doubt about its ability to continue as to going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Cordovano  and  Harvey,  P.C.
-------------------------------

Denver,  Colorado
March  15,  2003


                              AIMS WORLDWIDE, INC.
       (FORMERLY ACCURATE INTEGRATED MARKETING SOLUTIONS WORLDWIDE, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                December 31, 2002


ASSETS

CURRENT ASSETS:
    Cash . . . . . . . . . . . . . . . . . . . . . . . . . .  $    101
    Accounts receivable. . . . . . . . . . . . . . . . . . .    22,008
    Employee advances. . . . . . . . . . . . . . . . . . . .       354
    Security deposit . . . . . . . . . . . . . . . . . . . .     5,334
                                                             ----------

TOTAL CURRENT ASSETS . . . . . . . . . . . . . . . . . . . .    27,797
                                                             ----------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . .  $ 27,797
                                                             ==========


LIABILITIES AND MEMBERS' CAPITAL/ SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
    Accounts payable . . . . . . . . . . . . . . . . . . . .  $ 93,017
    Bank Overdraft . . . . . . . . . . . . . . . . . . . . .     2,206
                                                             ----------

TOTAL CURRENT LIABILITIES. . . . . . . . . . . . . . . . . .    95,223
                                                             ----------

MEMBERS' CAPITAL/SHAREHOLDERS' DEFICIT:
   Preferred stock, $.001 par value, 5,000,000 shares
      authorized, no shares issued and outstanding . . . . .         -
    Common stock, $.001 par value, 50,000,000 shares
        authorized, 13,310,000 shares issued and outstanding    13,310
    Additional paid-in capital . . . . . . . . . . . . . . .    12,191
    Deficit accumulated during development stage . . . . . .   (92,927)
                                                             ----------

TOTAL MEMBERS' CAPITAL/SHAREHOLDERS' DEFICIT . . . . . . . .   (67,426)

TOTAL LIABILITIES AND MEMBERS' CAPITAL/SHAREHOLDERS' DEFICIT  $ 27,797
                                                             ==========


                 See accompanying notes to financial statements


                  AIMS WORLDWIDE, INC.
       (FORMERLY ACCURATE INTEGRATED MARKETING
                SOLUTIONS WORLDWIDE, INC.)
             (A DEVELOPMENT STAGE COMPANY)
                 STATEMENT OF OPERATIONS
            For the Year Ended December 31, 2002


 REVENUE
     RELATED PARTIES . . . . . . . . .  $    31,718
     OTHERS. . . . . . . . . . . . . .        9,400
                                        ------------
                                             41,118


 COSTS AND EXPENSES
     RELATED PARTIES . . . . . . . . .       44,895
     OTHERS. . . . . . . . . . . . . .       89,150
                                        ------------
                                            134,045


 LOSS BEFORE PROVISION FOR INCOME TAXES     (92,927)

 INCOME TAXES . . . . . . . . . .  . .            -
                                        ------------

 NET LOSS . . . . . . . .. . . . . . .  $   (92,927)
                                        ============

 BASIC AND DILUTED LOSS PER SHARE .. .  $     (0.01)
                                        ============

 WEIGHTED AVERAGE NUMBER OF
     SHARES OUTSTANDING. . . . . . . .   10,099,753
                                        ============


                 See accompanying notes to financial statements



                                                     AIMS WORLDWIDE, INC.
                              (FORMERLY ACCURATE INTEGRATED MARKETING SOLUTIONS WORLDWIDE, INC.)
                                                 (A DEVELOPMENT STAGE COMPANY)


                                      STATEMENT OF MEMBERS' CAPITAL/SHAREHOLDERS' DEFICIT
                                             For the Year Ended December 31, 2002
                                             ------------------------------------


                                                                                                            Deficit
                                                                                                           Accumulated
                             LLC                                                               Additional   During
                           Members            Preferred Stock             Common Stock          Paid-in    Development
                           Capital       Shares          Amount        Shares       Amount      Capital     Stage         Total
                          ---------  ---------------  -------------  ----------  ------------  ----------  ------------  ----------
Balance,
December 31, 2001. . . .  $      -                 -  $           -           -  $          -  $      -     $      -     $      -


Services contributed by
 members . . . . . . . .    25,400                 -              -           -             -         -            -       25,400

Loss prior to. . . . . .         -
reorganization . . . . .         -                 -              -           -             -         -      (25,400)     (25,400)


Common stock issued in
 reorganization from
LLC to corporation,
October 7, 2002


                           (25,400)                -              -  10,000,000        10,000    15,400            -            -

Common stock issued in
corporate reorganization
 December 20, 2002

                                 -                 -              -   3,310,000         3,310    (3,209)           -          101

Loss subsequent to
reorganization . . . . .         -                 -              -           -             -         -      (67,527)     (67,527)
                          ---------  ---------------  -------------  ----------  ------------  ----------  ------------  ----------

Balance,
 December 31, 2002 . . .  $      -                 -  $           -  13,310,000  $     13,310  $ 12,191     $(92,927)    $(67,426)
                          =========  ===============  =============  ==========  ============  ==========  ============  ==========


                 See accompanying notes to financial statements


                              AIMS WORLDWIDE, INC.
       (FORMERLY ACCURATE INTEGRATED MARKETING SOLUTIONS WORLDWIDE, INC.)
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                      For the Year Ended December 31, 2002



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss. . . . . . . . . . . . . . . . . . . . .  $(92,927)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
     Services contributed by members/shareholders .    25,400
                                                     ---------
                                                      (67,527)

Changes in current assets and liabilities:
     Accounts receivable and other current assets .   (27,696)
     Accounts payable and other current liabilities    95,223
                                                     ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES . . . . .         -
                                                     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Cash acquired in reorganization . . . . . . . . .       101
                                                     ---------
NET CASH PROVIDED BY INVESTING ACTIVITIES . . . . .       101
                                                     ---------

NET INCREASE IN CASH. . . . . . . . . . . . . . . .       101

CASH, BEGINNING OF PERIOD . . . . . . . . . . . . .         -
                                                     ---------

CASH, END OF PERIOD . . . . . . . . . . . . . . . .  $    101
                                                     =========

CASH PAID DURING THE PERIOD FOR:
  Interest. . . . . . . . . . . . . . . . . . . . .  $      -
                                                     =========
  Income Taxes. . . . . . . . . . . . . . . . . . .  $      -
                                                     =========


                 See accompanying notes to financial statements

                              AIMS WORLDWIDE, INC.
       (Formerly Accurate Integrated Marketing Solutions Worldwide, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements

NOTE  1:  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Organization
------------

Background
Effective December 17, 2002, Accurate Integrated Marketing Solutions Worldwide, Inc. ("AIMSWI") merged with ETG Corporation ("ETG") which was incorporated in the state of Nevada on March 13, 1996. Subsequent to the merger, ETG changed its name to AIMS Worldwide, Inc. (the "Company") (See Note 5).

ETG conducted its operations through its subsidiary, Enjoy the Game, Inc. (the "Subsidiary"), which had been incorporated in the state of Missouri on May 28, 1998. The Subsidiary started up a sports media and merchandising business that promotes the positive aspects of athletic competition. In 1999, ETG filed a Form SB-2 registration statement with the Securities and Exchange Commission relating to the registration of up to 200,000 shares of common stock at a price of $1.00 per share. ETG closed the offering in April 2000 and realized approximately $158,250 in proceeds from the public offering, net of related offering costs. The Subsidiary's sports media and merchandising business failed to achieve profitable operations and on November 15, 2002, ETG sold the Subsidiary back to its president.

Description  of  Operations
AIMS Worldwide, Inc. (the "Company") is a start up Company that provides integrated marketing and media services to businesses. It was incorporated in Nevada on October 7, 2002 to act as the successor to AIMS Group, LLC (the "LLC") which was organized in Virginia in November 2001 but had no activity until January 1, 2002. Effective October 7, 2002, the LLC reorganized and the existing members exchanged 100 percent of their membership interests in the LLC for an aggregate of 10,000,000 common shares of the Company. This transaction was a reorganization of companies under common control, and accordingly, it was accounted for at historical cost.

Basis  of  Presentation
The Company has suffered significant operating losses since inception and at December 31, 2002 has a net capital deficiency. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern.

Management believes that the Company is not a viable candidate for commercial bank debt financing due to its lack of operating history and lack of tangible assets. In order for the Company to complete implementation of its business plan and fund anticipated growth, management plans to offer privately 2,000,000 shares of the Company's common stock for $1.00 per share to accredited investors. There is no assurance that the Company will meet the objectives of its business plan or that it will be successful in obtaining additional financing.

The Company is classified as a development stage enterprise in accordance with Statement of Financial Accounting Standard No. 7, Accounting and Reporting by Development Stage Enterprises ("SFAS No. 7")

Financial  instruments  and  cash  equivalents
----------------------------------------------

The Company's financial instruments consist of cash, receivables, and accounts payable. The carrying value of these financial instruments approximates fair value because of their short-term nature or because they bear interest at rates which approximate market rates. For financial accounting purposes and the statement of cash flows, cash equivalents include all highly liquid debt instruments purchased with an original maturity of three months or less.

                              AIMS WORLDWIDE, INC.
       (Formerly Accurate Integrated Marketing Solutions Worldwide, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements

Use  of  estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the consolidated financial statements; and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Income  Taxes
-------------

The Company reports income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes", which requires the liability method in accounting for income taxes. Deferred tax assets and liabilities arise from the difference between the tax basis of an asset or liability and its reported amount on the consolidated financial statements. Deferred tax amounts are determined by using the tax rates expected to be in effect when the taxes will actually be paid or refunds received, as provided under currently enacted law. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized. Income tax expense or benefit is the tax payable or refundable, respectively, for the period plus or minus the change during the period in the deferred tax assets and liabilities.

Earnings/(loss)  per  share
---------------------------

Basic net income per share is computed by dividing the net income available to common shareholders (the numerator) for the period by the weighted average number of common shares outstanding (the denominator) during the period. The computation of diluted earnings is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

At December 31, 2002, there was no variance between basic and diluted loss per share as there were no potentially dilutive common shares outstanding.

Revenue  Recognition
--------------------

Revenue is recognized at the time related services are performed or product is delivered.


NOTE  2:  RELATED  PARTY  TRANSACTIONS

The Company has received services contributed by members/shareholders without compensation both for management and organizational efforts and client service efforts. The value of these services was determined by the board of directors in good faith at $25,400 and has been included in expense and recorded as Additional Paid In Capital to acknowledge this effort.

The Company has recorded $27,000 in revenue from companies with common shareholders and management, representing 66 percent of total revenue. In addition, the Company has recorded $4,718 in revenue and received $11,374 in expense reimbursements from an organization that the Company is managing under a cost plus fee arrangement, representing 11percent of total revenue.

                              AIMS WORLDWIDE, INC.
       (Formerly Accurate Integrated Marketing Solutions Worldwide, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements

The Company subleases office space from the organization that it is managing at a cost of $2,667 per month under an agreement that runs through October 2003. The Company obtains office support, equipment and services under cost sharing agreements with this organization and an unrelated Company with which it shares subleased office space accrued at a total monthly cost of $8,750.

The Company has a license agreement with a partnership that includes Company officers and shareholders under which it will pay an initial fee of $1,500 and a royalty of one percent of revenue for the use of business methods, processes and intellectual property developed by the constituent partners, including the "Accurate Integrated Marketing Solutions" business services model and related trade secret systems and processes, URLs, logos and trade names.


NOTE  3:  CONCENTRATION  OF  CUSTOMERS

The Company has recorded revenue from four sources during its initial period of operations. Revenues totaling $27,000 or 66 percent were recorded from two companies with common shareholders and management. Revenues totaling $4,718 or 11 percent were recorded from an organization supporting a project that is managed by the Company. Revenues totaling $9,400 or 23 percent were recorded from a fourth Company that is not a related party.
At December 31, 2002, accounts receivable included $10,000 or 45 percent due from one of the two companies with common shareholders and management and $11,091 or 55 percent in expense reimbursements due from the organization supporting a project that is managed by the Company.


NOTE  4:  INCOME  TAXES

A reconciliation of U.S. statutory federal income tax rate to the effective rate for the period from October 7, 2002 through December 31, 2002 follows:



U.S. statutory federal rate . . . . . . 15.00%
State income tax rate, net . . . . . . . 5.31%
NOL for which no tax
    Benefit is currently available . . -20.31%
                                       -------
                                         0.00%
                                       =======

The benefit for income taxes from operations consisted of the following components at December 31, 2002: current tax benefit of $59,000 resulting from a net loss before income taxes, and deferred tax expense of $59,000 resulting from the valuation allowance recorded against the deferred tax asset resulting from net operating losses.

The change in the valuation allowance for the year ended December 31, 2002 was $19,000. Net operating loss carryforwards at December 31, 2002 will expire in 2022. The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer impaired and the allowance is no longer required.

                              AIMS WORLDWIDE, INC.
       (Formerly Accurate Integrated Marketing Solutions Worldwide, Inc.)
                          (A Development Stage Company)
                          Notes to Financial Statements

Because the Company underwent an ownership change in 2002, as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of those losses. The Company was not subject to income tax and no taxable income or net operating loss was generated during the term that the Company operated as a limited liability company, January 1, 2002 through October 6, 2002.


NOTE  5:  SHAREHOLDERS'  DEFICIT

Preferred  stock
----------------

The preferred stock may be issued in series as determined by the Board of Directors. As required by law, each series must designate the number of shares in the series and each share of a series must have identical rights of (1) dividend, (2) redemption, (3) rights in liquidation, (4) sinking fund provisions for the redemption of the shares, (5) terms of conversion and (6) voting rights.

NOTE  6:  ACQUISITION  AND  MERGER

On November 12, 2002, the shareholders of AIMSWI agreed to exchange 100 percent of their common shares for a total of 10,000,000 shares of the common stock of ETG. On December 17, 2002, the two companies merged. This acquisition has been treated as a recapitalization of AIMSWI, with ETG the legal surviving entity. Since ETG had, prior to the recapitalization, minimal assets (consisting of a small amount of cash) and no operations, the recapitalization has been accounted for as the sale of 3,310,000 shares of AIMSWI common stock for the net assets of ETG. Costs of the transaction have been charged to the period. The recapitalization took place on December 17, 2002, however the financial statements have been prepared as if the recapitalization took place on December 31, 2002.

To  the  Board  of  Directors  and  Shareholders
AIMS  Worldwide,  Inc.
(Formerly  ETG  Corporation)


INDEPENDENT  AUDITORS'  REPORT

We have audited the accompanying balance sheet of AIMS Worldwide, Inc (formerly ETG Corporation) (the "Company) as of December 19, 2002, and the related statements of operations, shareholders' equity, and cash flows for the period from January 1, 2002 through December 19, 2002, and the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIMS Worldwide, Inc. as of December 19, 2002, and the results of its operations and its cash flows for the period from January 1, 2002 through December 19, 2002, and the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.



/s/ Cordovano  and  Harvey,  P.C.
---------------------------------

Denver,  Colorado
March  15,  2003



                              AIMS WORLDWIDE, INC.
                           (FORMERLY ETG CORPORATION)
                                  BALANCE SHEET


                                                              December 19,
                                                                  2002
                                                             --------------

ASSETS

CURRENT ASSETS:
    Cash. . . . . . . . . . . . . . . . . . . . . . . . . .  $         101
                                                             --------------

TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . . . . .            101
                                                             --------------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .  $         101
                                                             ==============


SHAREHOLDERS' EQUITY

SHAREHOLDERS' EQUITY
   Preferred stock, $.001 par value, 5,000,000 shares
      authorized, no shares issued and outstanding. . . . .  $           -
    Common stock, $.001 par value, 50,000,000 shares
        authorized, 3,310,000 shares issued and outstanding          3,310
    Additional paid-in capital. . . . . . . . . . . . . . .        192,635
    Accumulated deficit . . . . . . . . . . . . . . . . . .       (195,844)
                                                             --------------
TOTAL SHAREHOLDERS' EQUITY. . . . . . . . . . . . . . . . .  $         101
                                                             ==============

                 See accompanying notes to financial statements
                                      F-12


                              AIMS WORLDWIDE, INC.
                           (FORMERLY ETG CORPORATION)
                            STATEMENTS OF OPERATIONS

                                                   Period from
                                                   January 1,
                                                   2002 through     Year Ended
                                                   December 19,    December 31,
                                                       2002            2001
                                                  --------------  --------------

SALES. . . . . . . . . . . . . . . . . . . . . .  $     189,338   $      66,671
COST OF SALES. . . . . . . . . . . . . . . . . .         83,629          38,760
                                                  --------------  --------------

GROSS PROFIT . . . . . . . . . . . . . . . . . .        105,709          27,911

OPERATING EXPENSES . . . . . . . . . . . . . . .        148,617         138,940
                                                  --------------  --------------

OPERATING LOSS . . . . . . . . . . . . . . . . .        (42,908)       (111,029)

GAIN ON SALE OF SUBSIDIARY, NET OF INCOME TAXES.        146,608               -
INTEREST INCOME. . . . . . . . . . . . . . . . .            282             724
INTEREST EXPENSE . . . . . . . . . . . . . . . .        (16,690)         (7,223)
                                                  --------------  --------------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES.         87,292        (117,528)

INCOME TAXES . . . . . . . . . . . . . . . . . .              -               -
                                                  --------------  --------------

NET INCOME (LOSS). . . . . . . . . . . . . . . .  $      87,292   $    (117,528)
                                                  ==============  ==============

BASIC AND DILUTED INCOME (LOSS) PER SHARE. . . .  $        0.00   $       (0.01)
                                                  ==============  ==============

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING. .     23,122,767      21,237,397
                                                  ==============  ==============


                 See accompanying notes to financial statements


                                                   AIMS WORLDWIDE, INC.
                                                (FORMERLY ETG CORPORATION)
                                            STATEMENT OF SHAREHOLDERS' EQUITY
                                            ---------------------------------
                  Period from January 1, 2002 through December 19, 2002 and Year ended December 31, 2001
                  --------------------------------------------------------------------------------------


                                                                                         Additional
                                   Preferred Stock                 Common Stock          Paid-in     Accumulated
                                Shares          Amount         Shares        Amount      Capital     Deficit       Total
                            ---------------  -------------  ------------  -------------  ----------  -----------  ----------

Balance, December 31, 2000                -  $           -    3,210,000   $      3,210   $172,735     $(165,608)  $  10,337

Sale of common stock . . .                -              -   20,000,000         20,000          -             -      20,000

Net loss for year. . . . .                -              -            -              -          -      (117,528)   (117,528)
                            ---------------  -------------  ------------  -------------  ----------  -----------  ----------

Balance, December 31, 2001                -              -   23,210,000         23,210    172,735      (283,136)    (87,191)

Forfeiture of common stock                -              -  (19,900,000)       (19,900)    19,900             -           -

Net income for year. . . .                -              -            -              -          -        87,292      87,292
                            ---------------  -------------  ------------  -------------  ----------  -----------  ----------

Balance, December 19, 2002                -  $           -    3,310,000   $      3,310   $192,635     $(195,844)  $     101
                            ===============  =============  ============  =============  ==========  ===========  ==========


                 See accompanying notes to financial statements


                                     AIMS WORLDWIDE, INC.
                                  (FORMERLY ETG CORPORATION)
                                   STATEMENTS OF CASH FLOWS


                                                               Period from
                                                                January 1,
                                                               2002 through      Year Ended
                                                                December 19,    December 31,
                                                                    2002            2001
                                                               --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (loss) . . . . . . . . . . . . . . . . . . . . .  $      87,292   $    (117,528)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
     Depreciation and amortization. . . . . . . . . . . . . .          3,763           3,271
     Gain on sale of subsidiary . . . . . . . . . . . . . . .       (146,608)              -
                                                               --------------  --------------
                                                                     (55,553)       (114,257)

Changes in current assets and liabilities:
     Accounts receivable, inventory and other current assets.         (6,049)         (3,152)
     Accounts payable and accrued expenses. . . . . . . . . .         74,050             360
                                                               --------------  --------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES . . . . .         12,448        (117,049)
                                                               --------------  --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment . . . . . . . . . . . . . . . . . . .              -         (10,672)
  Proceeds of sale of subsidiary. . . . . . . . . . . . . . .          5,000               -
  Cash disposed on sale of subsidiary . . . . . . . . . . . .        (60,501)              -
                                                               --------------  --------------
NET CASH USED IN INVESTING ACTIVITIES . . . . . . . . . . . .        (55,501)        (10,672)
                                                               --------------  --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from sale of common stock. . . . . . . . . . . . .              -          20,000
  Borrowings on credit card . . . . . . . . . . . . . . . . .           (340)         (6,454)
  Proceeds from notes payable - shareholders. . . . . . . . .              -         130,000
  Repayments of note payable - shareholders . . . . . . . . .        (35,050)              -
                                                               --------------  --------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES . . . . .        (35,390)        143,546
                                                               --------------  --------------

NET INCREASE (DECREASE) IN CASH . . . . . . . . . . . . . . .        (78,443)         15,825
                                                               --------------  --------------

CASH, BEGINNING OF PERIOD . . . . . . . . . . . . . . . . . .         78,544          62,719
CASH, END OF PERIOD . . . . . . . . . . . . . . . . . . . . .  $         101   $      78,544
                                                               ==============  ==============
CASH PAID DURING THE PERIOD FOR:
  Interest. . . . . . . . . . . . . . . . . . . . . . . . . .  $         217   $         623
                                                               ==============  ==============
  Income Taxes. . . . . . . . . . . . . . . . . . . . . . . .  $           -   $           -
                                                               ==============  ==============


                 See accompanying notes to financial statements

                              AIMS Worldwide, Inc.
                           (Formerly ETG Corporation)
                          Notes to Financial Statements

NOTE  1:  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Background,  description  of  operations  and  liquidity
--------------------------------------------------------

Background
EtG Corporation (the "Company") was incorporated in the state of Nevada on March 13, 1996. The Company conducted its operations through its subsidiary, Enjoy the Game, Inc. (the "Subsidiary"), which had been incorporated in the state of Missouri on May 28, 1998. The Subsidiary started up a sports media and merchandising business that promotes the positive aspects of athletic competition.

In order to finance its development stage operations, the Subsidiary issued interest bearing debt that was convertible into shares of its subsidiary's common stock and other short-term debt. In 2000, ETG raised $200,000 from the sale of common stock and during that year retired a portion of the Subsidiary's debt. In 2001, ETG raised an additional $20,000 through the sale of common stock and the Subsidiary borrowed an additional $130,000 to fund operations. As of December 31, 2001, the Subsidiary's convertible debt totaled $170,000. The Subsidiary's sports media and merchandising business failed to achieve profitable operations and on November 15, 2002, ETG sold the Subsidiary back to its former president (See Note 5). On December 20, 2002, ETG completed a reverse acquisition of Accurate Integrated Marketing Solutions Worldwide, Inc., a Nevada corporation, and changed its name to AIMS Worldwide, Inc. See Note 6 regarding the subsequent merger.

Financial  instruments  and  cash  equivalents
----------------------------------------------

The Company's financial instruments consist of cash, accounts receivable, and accounts payable, demand notes payable, and accrued liabilities. The carrying value of these financial instruments approximates fair value because of their short-term nature or because they bear interest at rates which approximate market rates. For financial accounting purposes and the statement of cash flows, cash equivalents include all highly liquid debt instruments purchased with an original maturity of three months or less.

Use  of  estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the consolidated financial statements; and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Income  Taxes
-------------

The Company reports income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes", which requires the liability method in accounting for income taxes. Deferred tax assets and liabilities arise from the difference between the tax basis of an asset or liability and its reported amount on the consolidated financial statements. Deferred tax amounts are determined by using the tax rates expected to be in effect when the taxes will actually be paid or refunds received, as provided under currently enacted law. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized. Income tax expense or benefit is the tax payable or refundable, respectively, for the period plus or minus the change during the period in the deferred tax assets and liabilities.

                              AIMS Worldwide, Inc.
                           (Formerly ETG Corporation)
                          Notes to Financial Statements

Depreciation
------------

Depreciation is computed over the estimated useful life of the assets using the straight-line method. During the years ended December 31, 2002 and 2001, the Company recorded depreciation expense of $3,763, and $2,978, respectively.

Earnings/  (loss)  per  share
-----------------------------

Basic net income per share is computed by dividing the net income available to common shareholders (the numerator) for the period by the weighted average number of common shares outstanding (the denominator) during the period. The computation of diluted earnings is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

At December 31, 2002, there was no variance between basic and diluted loss per share as there were no potentially dilutive common shares outstanding.

Advertising  costs
------------------

The Company expenses advertising costs as incurred. Advertising expense was $4,479 and $12,238 for the years ended December 31, 2002 and 2001, respectively.

Revenue  Recognition
--------------------

Revenue for product sales is recognized at the time the product is delivered and advertising revenue is earned as the advertisements are aired. Revenue from speaking engagements is recognized after the speech is delivered.

NOTE  2:  RELATED  PARTY  TRANSACTIONS

Effective December 17, 2002, the Company's president and majority shareholder returned 19,900,000 shares of the Company's common stock to the Company. The Company cancelled the 19,900,000 shares of common stock. After this transaction, there were 3,310,000 shares of common stock outstanding.

                              AIMS Worldwide, Inc.
                           (Formerly ETG Corporation)
                          Notes to Financial Statements

NOTE  3:  INCOME  TAXES

A reconciliation of U.S. statutory federal income tax rate to the effective rate for years ended December 31, 2002 and 2001 follows:


                                        For the
                                       Period from
                                       January 1,       For the
                                       2002 through   Year Ended
                                       December 31,   December 31,
                                           2002          2001
                                       ------------  --------------
U.S. statutory federal rate . . . . . .      15.00%        15.00%
State income tax rate, net . . . . . . .      5.31%         5.31%
NOL for which no tax
    Benefit is currently available . .      -20.31%       -20.31%
                                       ------------  ------------
                                              0.00%         0.00%
                                       ============  ============

The benefit for income taxes from operations consisted of the following components at December 31, 2002: current tax benefit of $39,800 resulting from a net loss before income taxes, and deferred tax expense of $39,800 resulting from the valuation allowance recorded against the deferred tax asset resulting from net operating losses.

The change in the valuation allowance for the period ended December 19, 2002 and the year ended 2001, were $16,000 and $23,800, respectively. Net operating loss carryforwards at December 19, 2002 will expire in 2022. The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the asset will be realized.

At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer impaired and the allowance is no longer required.

Because the Company underwent an ownership change in 2002, as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation which could reduce or defer the utilization of those losses.

NOTE  4:  SHAREHOLDERS'  DEFICIT

Preferred  stock
----------------

The preferred stock may be issued in series as determined by the Board of Directors. As required by law, each series must designate the number of shares in the series and each share of a series must have identical rights of (1) dividend, (2) redemption, (3) rights in liquidation, (4) sinking fund provisions for the redemption of the shares, (5) terms of conversion and (6) voting rights.

                              AIMS Worldwide, Inc.
                           (Formerly ETG Corporation)
                          Notes to Financial Statements

NOTE  5:  SALE  OF  SUBSIDIARY

On November 15, 2002, the Company signed a definitive agreement with the president of its subsidiary, Enjoy the Game, Inc., to sell the subsidiary. On December 5, 2002, the sale was completed and the president of the subsidiary paid the Company $5,000 for all of the issued all outstanding shares of common stock of the subsidiary. In addition, the Company agreed to forgive $130,000 previously advanced to the subsidiary.

Following  are  the  net  liabilities  of  the  subsidiary  on the date of sale:


Assets:
Cash . . . . . . . . . . . . . . . . . . . . $  60,501
Receivables . . . . . . . . . . . . . . . . .   20,659
Property and equipment, net . . . . . . . . .    9,609
Other assets . . . . . . . . . . . . . . . .    28,050
                                             ---------
                                Total assets $ 118,819
                                             =========

Liabilities:
Accounts payable and accrued expenses  . . . $  13,549
Other current liabilities . . . . . . . . . .   53,580
Long term debt, net  . . . . . . . . . . .  .  296,462
                                             ---------
                           Total liabilities $ 363,591
                                             ---------

Net liabilities . . . . . . . . . . . . . . .$ 244,772
                                             =========


The results of operations of Enjoy the Game, Inc. have been included in the accompanying financial statements through the date of sale. The Company recorded an after-tax gain of $146,608 on the sale of this business or $.01 per share. The gain on the sale was due primarily to a difference in the basis of the net assets sold for financial reporting purposes compared with the selling price including debt assumed by the subsidiary.

NOTE  6:  MERGER

On December 20, 2002, the shareholders of Accurate Integrated Marketing Solutions Worldwide, Inc. ("AIMSWI") exchanged 100 percent of their outstanding shares of common stock for 10,000,000 shares of the common stock of ETG Corporation ("ETG"). This acquisition has been treated as a reverse acquisition whereby AIMSWI is the surviving entity. Costs of the transactions have been charged to the period. The acquisition took place on December 17, 2002, and the merger was completed on December 20, 2002. However, the financial statements have been prepared as if the acquisition took place on December 31, 2002.

                              AIMS WORLDWIDE, INC.
       (Formerly Accurate Integrated Marketing Solutions Worldwide, Inc.)
                                  INTRODUCTION


The following unaudited pro forma condensed statement of operations gives effect to the merger of Accurate Integrated Marketing Solutions Worldwide, Inc. ("AIMSWI") and EtG Corporation ("ETG") for the year ended December 31, 2002. Subsequent to the merger, the Company's name was changed to AIMS Worldwide, Inc.

The unaudited pro forma condensed statement of operations is presented as if the merger occurred at the beginning of the period presented. ETG will be the surviving legal entity and AIMSWI will be the surviving accounting entity.

The unaudited pro forma condensed statement of operations should be read in conjunction with the notes to unaudited pro forma condensed statement of operations and the separate audited financial statements and notes thereto of each of the companies included in the pro forma for the year ended December 31, 2002 for AIMSWI and the period from January 1, 2002 ended December 19, 2002 for ETG.

The unaudited pro forma condensed statement of operations may not be indicative of the results that actually would have occurred if the acquisitions had been effective on the dates indicated or which may be obtained in the future.


                                             AIMS Worldwide, Inc.
                      (Formerly Accurate Integrated Marketing Solutions Worldwide, Inc.)
                      UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS


                                                         For the Year Ended December 31, 2002
                                                ----------------------------------------------------------
                                                                              Pro Forma      Unaudited
                                                    ETG        AIMSWI         Adjustments    Pro Forma
                                                ------------  ---------       -------------  -------------
REVENUE. . . . . . . . . . . . . . . . . . . .  $   189,338   $ 41,118   (a)  $ (189,338)         $ 41,118

EXPENSES
   Cost of Sales . . . . . . . . . . . . . . .       83,629          -   (a)     (83,629)                -
   Interest, net . . . . . . . . . . . . . . .       16,408          -   (a)     (16,408)                -
   General and administrative. . . . . . . . .      148,617    134,045   (a)    (148,617)          134,045
                                                ------------  ---------       -------------  -------------

Total expenses . . . . . . . . . . . . . . . .      248,654    134,045          (248,654)         134,045
                                                ------------  ---------       -------------  -------------

Operating income (loss). . . . . . . . . . . .      (59,316)   (92,927)           59,316          (92,927)

Gain on sale of subsidiary, net of taxes . . .      146,608          -   (a)    (146,608)                -
                                                ------------  ---------       -------------  -------------

Income (loss) before income taxes. . . . . . .       87,292    (92,927)          (87,292)         (92,927)

Provision for income taxes . . . . . . . . . .            -          -   (a)           -                 -
                                                ------------  ---------       -------------  -------------
   Net Income (Loss) . . . . . . . . . . . . .  $    87,292   $(92,927)       $  (87,292)      $  (92,927)
                                                ============  ---------       -------------  -------------
Basic and diluted loss per common share. . . .                                                 $    (0.01)
                                                                                               ===========

Weighted average number of shares outstanding.                                                 10,099,753
                                                                                               ===========

                              AIMS Worldwide, Inc.
       (Formerly Accurate Integrated Marketing Solutions Worldwide, Inc.)
         NOTES TO PRO FORMA CONDENSED, COMBINED STATEMENT OF OPERATIONS
                                   (Unaudited)

MERGER

On November 12, 2002, the shareholders of AIMSWI agreed to exchange 100 percent of their common shares for 10,000,000 shares of the common stock of ETG. On December 20, 2002, the two companies merged. This acquisition has been treated as a recapitalization of AIMSWI, with ETG the legal surviving entity. Since ETG had, at the time of the recapitalization, minimal assets (consisting of a small amount of cash) and no operations, the recapitalization has been accounted for as the sale of 3,310,000 shares of AIMSWI common stock for net assets of ETG. Costs of the transaction have been charged to the period. The recapitalization took place on December 20, 2002, however the financial statements have been prepared as if the recapitalization took place on December 31, 2002.

ASSUMPTIONS

A. Adjustment to eliminate the operating results of ETG's former subsidiary which was sold to the subsidiary's president prior to the merger.